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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2004

                                 FGI GROUP INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                              36-3520923
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

      1250 S. GROVE AVE., SUITE 200
          BARRINGTON, ILLINOIS                                      60010
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (847) 382-2064

                                 Not applicable
            ---------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

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ITEM 5. OTHER EVENTS

Pursuant to Bankruptcy Rule 2015, on July 14, 2004 the Company filed its monthly operating reports covering the period ended June 30, 2004 with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division.

Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating reports:

            1. Summary of Cash Accounts.

            2. Receipts Listings.

            3. Disbursements Listings.

            4. Loan Account.

            5. Statement of Aged Receivables and Accounts Payable Aging.

            6. Tax Questionnaire.

            7. Declaration.

ITEM 7. EXHIBITS

      (c) Exhibit

Exhibit
 Number                 Description
-------  -----------------------------------------
99.1     Financial Information dated June 30, 2004

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FGI Group Inc.

                                       /s/ F. Terrence Blanchard
                                       -----------------------------------------
                                       F. Terrence Blanchard
                                       President and Chief Financial Officer

July 15, 2004